Exhibit 99.1

 Nasdaq: FOMXJanuary 2018

 Disclaimer  To the extent that statements contained in this presentation are not descriptions of historical facts regarding Foamix, they are forward-looking statements reflecting management’s current beliefs and expectations. Forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “intends,” or “continue,” or the negative of these terms or other comparable terminology. Forward-looking statements contained in this presentation include, but are not limited to, (i) statements regarding the timing of anticipated clinical trials for our product candidates; (ii) the timing of receipt of clinical data for our product candidates; (iii) our expectations regarding the potential safety, efficacy, or clinical utility of our product candidates; (iv) the size of patient populations targeted by our product candidates and market adoption of our product candidates by physicians and patients; (v) the timing or likelihood of regulatory filings and approvals; and (vi) our revenues under our agreements with our licensees, including Bayer HealthCare and other companies. Although we believe that the expectations reflected in the forward-looking statements are reasonable, various factors may cause differences between our expectations and actual results, including, but not limited to, unexpected safety or efficacy data, unexpected side effects observed during preclinical studies or in clinical trials, lower than expected enrollment rates in clinical trials, changes in expected or existing competition, changes in the regulatory environment for our product candidates and our need for future capital, the inability to protect our intellectual property, and the risk that we become a party to unexpected litigation or other disputes. You should read the documents filed by Foamix with the SEC, including our prospectuses, the Risk Factors set forth therein and the documents filed as exhibits to our registration statements, of which the prospectuses are a part, completely and with the understanding that our actual future results may be materially different from what we expect.  You may obtain those documents by visiting EDGAR on the SEC website at www.sec.gov. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the foam technology or product candidates of Foamix.  2

 Foamix Value Proposition  3  Late-stage Products with Potential to Differentiate vs. Market LeadersGlobal, Unencumbered Rights to Lead Programs  Innovative Platform Allows for Consistent, Organic Innovation Extensive IP portfolio  Strong Cash Position + Recurring Revenue = Runway into 2019Experienced Commercial / R&D Teams in Dermatology foamix
Pharmaceuticals

Differentiated Foam Technology with Multiple Platforms

Cream Foams
(Emulsion or Emollient)

Ointment Foams
(Petrolatum-based)

Waterless Hydrophilic Foams (Enhanced penetration)

Oil Foams


foamix
Pharmaceuticals

Saccharide Foams
(For wounds and burns)

Potent Solvent Foams
(High solubility and delivery)

Suspension Foams
(Concentrated suspensions)

Hydroethanolic Foams

Nano-Emulsion Foams
(Enhanced penetration)

- **Patented[1] - United States: 60 US patents granted**
  - Worldwide: 168 Patents granted
- **Capability to formulate multiple drugs**
- **Suitable for a variety of target sites**
- **Dermal alternative to oral delivery**

1. As of July 26, 2017

4

foamix Pharmaceuticals

Experienced Management Team

Name	Track record		Location
David Domzalski CEO	• President, Foamix US • Head of Commercial Operations at Warner Chilcott & LEO		US
Ilan Hadar CFO & Country Manager	• Held finance roles at Israeli subsidiaries of Pfizer, HP and BAE Systems		Israel
Iain Stuart, PhD SVP, Research & Development	• VP Clinical Development, Foamix • VP Medical Affairs, LEO		US
Mutya Harsch General Counsel & SVP Legal Affairs	• Special Counsel, Mergers & Acquisitions • Assistant General Counsel		US
Mitchell Shirvan, PhD VP, Innovation & Discovery	• Head of R&D, CNS division at Teva • CEO of MacroCure		Israel
Yohan Hazot VP, Pharmaceutical Development	• Led multiple product developments in dermatology		Israel
Russell Elliott, DPhil VP, Drug Development	• VP, Product Development at Stiefel, a GSK company • Led product development at Procter & Gamble		US
Alvin Howard VP, Regulatory Affairs	• SVP Regulatory Affairs at Warner Chilcott • Led approvals of 14 NDA and sNDAs		US

5

 Late Stage Pipeline  6  Product Candidate  Preclinical  Phase 2  Phase 3  Milestones  Minocycline Foam          FMX101 (4%) for Moderate-Severe Acne        Study 04 / 05 TLR announcedLong-term safety study completed3rd Phase 3 initiated August 2017TLR - mid 2018NDA filing - H2 2018  FMX103 (1.5%)for Moderate-Severe Rosacea        Phase 2 completedPhase 3 initiated June 2017TLR - mid 2018NDA filing - 2019

 FMX101  Topical Minocycline Foam 4%For Moderate-to-Severe Acne  7

foamix®
Pharmaceuticals

Acne – the US Market

- ~50 million people of all ages and ethnicities have acne in the US[1]
  - Moderate-to-severe acne affects ~10 million people in the US
- >14 million physician visits per year for treatment of acne[2]

Classification by severity / current therapies


Severe Acne
>50 Inflammatory lesions
Moderate Acne
<50 Inflammatory lesions
Mild Acne
Less than 30 lesions
<15 Inflammatory lesions
Isotretinoin
Oral antibiotics
Topical combinations
Topical

Current Branded Market (United States)[3]		
	US Dollars	TRxs
Oral antibiotics	$1.1 billion	1.2 mm
Topical drugs	$2 billion	4.3 mm
Total	**$3.1 billion**	**5.5 mm**

1. (1) AAD. Acne Stats and Facts. www.aad.org/media-resources/stats-and-facts/conditions. Accessed March 30, 2016. (2) GlobalData, EpiCast. Acne Vulgaris Epidemiology Forecast to 2022;33-34.
2. Mancini AJ. *Adv Stud Med.* 2008;8:100-105.
3. Symphony Health Services PHAST: 2016 Branded Only (accessed 1.18.17), Select Market ≥75% rosacea weighting removed

8

 Acne – the US Market (2016)Large Market Potential Despite Lack of Innovation  Source: Symphony Health Services PHAST (accessed 1.18.17). (1) market shares of the oral branded prescription acne drug market and the topical branded prescription acne drug market according to the total number of prescriptions.    Top Oral Brands  US Dollars  TRxs  1  SOLODYNMinocycline, Valeant  $596,079,817  565,040   2  ACTICLATEDoxycycline, Almirall  $321,951,635  388,084   3  DORYXDoxycycline, Mayne  $160,887,307  180,863     Top Topical Brands  US Dollars  TRxs  1  EPIDUO FRANCHISEAdapalene+BPO, Galderma  $494,186,838  1,179,329   2  ACZONE FRANCHISEDapsone, Allergan  $455,752,396  946,637   3  ONEXTON/ACANYAClindamycin+BPO, Valeant   $225,357,468  503,547   4  RETIN-A FRANCHISETretinoin, Valeant  $210,905,896  273,051   5  ZIANAClindamycin+tretinoin, Valeant  $101,534,314  150,964     9  Top brands oral and topical formulations (LTM December, 2016)

foamix Pharmaceuticals

Phase 3: Design of Each Pivotal Study (x2)

Studies FX2014-04 & FX2014-05

12-week, randomized, double-blind, vehicle controlled, in subjects with moderate-to-severe acne; followed by 9 month open label safety extension


Double-blinded Phase
Randomized (2:1), double-blind
N = 450
• Minocycline Foam 4%
• Foam vehicle
Open Label Safety Extension
Subjects who complete one of the randomized, Phase 3 studies may enter the open-label phase
Minocycline foam 4% – 9 months of treatment
Baseline
Week 3
Week 6
Week 9
Week 12
(End of treatment)
12 Months

- Self-apply, once daily, in the evening, for 12 weeks
- Inclusion criteria
  - At least 20 inflammatory and 25 non-inflammatory lesions
  - IGA 6 point scale – Moderate or Severe (Grade 3 or 4)
- Co-Primary Efficacy Endpoints
  - Mean change from baseline in inflammatory lesion count
  - Proportion of subjects with IGA scores of "Clear" or "Almost Clear", with improvement of at least 2 grades from baseline

10

foamix Pharmaceuticals

Acne Phase 3

Baseline Data

- Total number of subjects: 466 (Study 04) 495 (Study 05)
- Mean age: 20.3 20.6
- Male/Female: M=42.9% F=57.1% M=41.4% F=58.6%
- Ethnicity: W=62.7% B=27.0% O=10.3% W=74.1% B=20.8% O=5.0%

	Study 04		Study 05	
	FMX-101, 4% (N = 307)	Vehicle (N = 159)	FMX-101, 4% (N = 333)	Vehicle (N = 162)
Baseline Inflammatory Lesion Counts				
Mean (SD)	32.2(8.4)	31.6(8.6)	31.6(8.6)	32.3(8.0)
Median	31	30	30	31
Range (min-max)	20-50	20-76	20-69	20-50
Baseline Non-inflammatory Lesion Counts				
Mean (SD)	49.5(18.0)	46.5(16.6)	50.5(19.5)	50.9(19.9)
Baseline Total Lesion Counts				
Mean (SD)	81.7(21.3)	78.1(19.7)	81.5(21.9)	83.1(23.2)
Baseline IGA Score, n (%)				
3 – Moderate	255(83.1)	137(86.2)	296(88.9)	148(91.4)
4 – Severe	52(16.9)	22(13.8)	37(11.1)	14(8.6)

11

foamix®
Pharmaceuticals

Acne Phase 3 Efficacy Results

Reduction of Inflammatory Lesion Count at Week 12


Absolute Change in Inflammatory Lesion Count at Week 12
Study 04
FMX101
Vehicle
N=307
N=159
-14.16
-11.17
P<.01*
Study 05
FMX101
Vehicle
N=333
N=162
-13.46
-10.72
P<.01*
Pooled
FMX101
Vehicle
N=640
N=321
-13.79
-10.94
P<.01*
Mean Reduction in IL Count vs. Baseline
0
-2
-4
-6
-8
-10
-12
-14
-16

- In Study 04, absolute change in inflammatory lesion count for the FMX101, 4% treatment group was -14.16 versus -11.17 in vehicle (p=0.0071)
- In Study 05, absolute change in inflammatory lesion count for the FMX101, 4% treatment group was -13.46 versus -10.72 in vehicle (p=0.0058)
- In the Pooled Analysis, absolute change in inflammatory lesion count for the FMX101, 4% treatment group was -13.79 versus -10.94 in vehicle (p=0.0001)

*ANCOVA, Intent to Treat (ITT) Population, multiple imputation

12

       P<.05*      P<.05*      P>0.21*  13  N=307  N=159  N=333  N=162  FMX101  Vehicle  FMX101  Vehicle  Acne Phase 3 Efficacy ResultsIGA Treatment Success at Week 12 [Score Clear (0) or Almost Clear (1)]  In Study 04, IGA Treatment Success for FMX101, 4% treatment group was 8.09% versus 4.77% in vehicle (p=0.2178) In Study 05, IGA Treatment Success for FMX101, 4% treatment group was 14.67% versus 7.89% in vehicle (p=0.0423) In the Pooled Analysis, IGA Treatment Success for FMX101, 4% treatment group was 11.51% versus 6.34% in vehicle (p=0.0188)  N=640  N=321  FMX101  Vehicle  *Cochran–Mantel–Haenszel test stratified by investigational site, Intent to Treat (ITT) population, multiple imputation foamix®
Pharmaceuticals

Acne Phase 3 Secondary Efficacy Endpoint

Reduction of Non-Inflammatory Lesion Count at Week 12



Absolute Change in Non-Inflammatory Lesion Count at Week 12
Study 04
FMX101
Vehicle
N=307
N=159
-16.45
-10.30
P<.01*
Study 05
FMX101
Vehicle
N=333
N=162
-13.20
-7.00
P<.05*
Pooled
FMX101
Vehicle
N=640
N=321
-14.76
-8.64
P<.01*
Mean Reduction in NIL Count vs. Baseline
0.00
-2.00
-4.00
-6.00
-8.00
-10.00
-12.00
-14.00
-16.00
-18.00
-20.00

- In Study 04, absolute change in non-inflammatory lesion count for the FMX101, 4% treatment group was -16.45 versus -10.30 in vehicle (p=0.0042)
- In Study 05, absolute change in non-inflammatory lesion count for the FMX101, 4% treatment group was -13.20 versus -7.00 in vehicle (p=0.0320)
- In the Pooled Analysis, absolute change in inflammatory lesion count for the FMX101, 4% treatment group was -14.76 versus -8.64 in vehicle (p=0.0011)

*ANCOVA, Intent to Treat (ITT) Population, multiple imputation

14

foamix® Pharmaceuticals

Acne Phase 3 Secondary Efficacy Endpoint

% Change in Inflammatory Lesion Count at Weeks 3, 6, 9 and 12^



Study 04 - IL Count % Change
0%
-20%
-40%
-60%
% Reduction of IL
0
3
6
9
12
Weeks
FMX101 (N=307)
Vehicle (N=159)
-34%
-44%
†
†
*
‡



Study 05 - IL Count % Change
0%
-20%
-40%
-60%
% Reduction of IL
0
3
6
9
12
Weeks
FMX101 (N=333)
Vehicle (N=162)
-34%
-43%
*
*
†
‡

- In Study 04, percent change in inflammatory lesion count for the FMX101, 4% treatment group at week 12 was -44% versus -34% in vehicle (p=0.0033)
- In Study 05, percent change in inflammatory lesion count for the FMX101, 4% treatment group at week 12 was -43% versus -34% in vehicle (p=0.0097)
- Statistical significance demonstrated at all timepoints (beginning at Week 3) for both Study 04 & 05

^ANCOVA, Intent to Treat (ITT) Population, multiple imputation
‡ $P \leq .01$; † $P \leq .001$; * $P \leq .0001$

15

foamix®
Pharmaceuticals

FMX-101 Phase 3 Long-Term Safety Results

Subject Demographics & Disposition - Open Label Phase

- **Total number of subjects (04 | 05):** 284 | 373
- **Mean age (04 | 05):** 20.3 | 19.8
- **Male/Female (04 | 05):** M=44.4% F=55.6% | M=44.8% F=55.2%
- **Ethnicity (04 | 05):** W=69.0% B=19.4% O=11.6% | W=76.4% B=19.3% O=4.3%

	Study 04			Study 05		
Subject Disposition	FMX-101[1]	Vehicle[1]	Overall	FMX-101[1]	Vehicle[1]	Overall
Subjects entering Open-Label	193	91	284	256	117	373
Subjects in Safety Population, n (%)	193 (100.0)	91 (100.0)	284 (100.0)	256 (100.0)	117 (100.0)	373 (100.0)
Subjects completing 52 weeks of therapy, n (%)[2]	122 (63.2)	50 (54.9)	172 (60.6)	169 (66.0)	73 (62.4)	242 (64.9)
Number of Subjects discontinuing Open-Label (%)	71 (36.8)	41 (45.1)	112 (39.4)	87 (34.0)	44 (37.6)	131 (35.1)
Reason for Discontinuation, n (%)						
Adverse event (including clinically significant lab results)	1 (0.5)	1 (1.1)	2 (0.7)	2 (0.8)	3 (2.6)	5 (1.3)
Lost to follow-up	23 (11.9)	9 (9.9)	32 (11.3)	18 (7.0)	9 (7.7)	27 (7.2)
Subject request	24 (12.4)	13 (14.3)	37 (13.0)	33 (12.9)	18 (15.4)	51 (13.7)
Poor protocol adherence	0 (0)	1 (1.1)	1 (0.4)	3 (1.2)	0 (0)	3 (0.8)
Administrative[3]	21 (10.9)	12 (13.2)	33 (11.6)	26 (10.2)	12 (10.3)	38 (10.2)
Other	2 (1.0)	5 (5.5)	7 (2.5)	5 (2.0)	2 (1.7)	7 (1.9)

291 subjects completed 52 weeks of FMX-101 therapy

1. Treatment received from preceding double-blinded phase.
2. Subjects are identified as completing open-label if they enrolled in the open-label and did not discontinue.
3. Study closed early due to high roll-over into open-label study and lower than anticipated discontinuation rate.

16

foamix® Pharmaceuticals

FMX-101 Phase 3 Long-Term Safety Results

Summary of Treatment-Emergent Adverse Events (TEAEs), Non-Dermal*

Study 04 TEAEs ≥ 4 Subjects Safety Population Entering Open-Label Phase	Overall (N=284)
Subjects with any TEAE, n (%)	65 (22.9)
Non-Dermal TEAE, n (%)	
Nasopharyngitis	10 (3.5)
Flu-like syndrome	6 (2.1)
Blood creatine phosphokinase increased	5 (1.8)
Cough	4 (1.4)
Headache	4 (1.4)
Upper respiratory tract infection	4 (1.4)

Study 05 TEAEs ≥ 4 Subjects Safety Population Entering Open-Label Phase	Overall (N=373)
Subjects with any TEAE, n (%)	120 (32.2)
Non-Dermal TEAE, n (%)	
Nasopharyngitis	23 (6.2)
Headache	17 (4.6)
Blood creatine phosphokinase increased	10 (2.7)
Sinusitis	8 (2.1)
Alanine aminotransferase increase	5 (1.3)
Flu-like syndrome	5 (1.3)
Abdominal pain	4 (1.1)
Aspartate aminotransferase increased	4 (1.1)
Gastroenteritis	4 (1.1)

- **Serious Adverse Events: Head injury (from fainting)(1), Pneumonia (1), Exhaustion (1)**
- **Adverse Events Leading to Discontinuation: Abdominal pain (2), Back pain (1)**

- No serious treatment-related adverse events reported.
- Type and frequency of non-dermal TEAEs were similar to that observed in the double-blind phase of both studies.

* Non-dermal TEAEs occurring in at least 4 subjects

17

 FMX-101 Phase 3 Long-Term Safety ResultsSummary of Treatment-Emergent Adverse Events (TEAEs), Application Site  18  Type and frequency of application site TEAEs were similar to that observed in double-blinded phase  Study 04 TEAEs >1 % FrequencySafety Population Entering Open-Label Phase  Overall (N=284)      Application Site TEAEs, n (%)†    Application site acne  3 (1.1)      Study 05 TEAEs >1 % FrequencySafety Population Entering Open-Label Phase  Overall (N=373)      Application Site TEAEs, n (%)†    None  0 (0.0)      Adverse Events Leading to Discontinuation: Worsening of acne (2), Contact dermatitis (1), Localized facial edema (1)  †Application Site TEAEs (ALL): Cyst (1), Rash (1), Dermatitis (1), Discoloration (1), Hypersensitivity (1), Injury (1), Edema (1)

 FMX-101 Phase 3 Long-Term Safety Results  19  Facial Local Tolerability Assessments at Week 52, Scale 0 (none) to 3 (severe)  Facial Local Tolerability Assessments, FMX-101 Population at Week 52  Study 04FMX-101, n (%)n=114      Study 05FMX-101, n (%)n=148      Assessed Severity  0=None  1=Mild  2=Moderate  0=None  1=Mild  2=Moderate  Erythema  109 (95.6)  5 (4.4)  0  130 (87.8)  17 (11.5)  1 (0.7)  Dryness  104 (91.2)  10 (8.8)  0  144 (97.3)  4 (2.7)  0  Hyperpigmentation†  109 (95.6)  4 (3.5)  1 (0.9)  133 (89.9)  13 (8.8)  2 (1.3)  Skin Peeling  110 (96.5)  4 (3.5)  0  147 (99.3)  1 (0.7)  0  Itching  113 (99.1)  1 (0.9)  0  147 (99.3)  1 (0.7)  0  * Based on observed cases† Hyperpigmentation most commonly used to describe localized post-inflammatory darkening of the affected skin   >95%* of signs and symptoms were classified as “none” or “mild”  Degree and frequency of facial local tolerability scores were similar to that observed in double-blinded phase where >95% of signs and symptoms were classified as “none” or “mild”No severe (3) local tolerability scores were recorded

 FMX-101 Phase 3 Patient Satisfaction Questionnaire at Week 52, FMX-101 Population Entering Open-Label (n=251)*  20  Scale          1- Very Satisfied  2- Satisfied  3- Somewhat Satisfied  4- Dissatisfied  5- Very Dissatisfied              85% of patients satisfied or very satisfied with ease of use of FMX-101     68% of patients satisfied or very satisfied with the product feel of FMX-101    85% of subjects satisfied or very satisfied with FMX-101  Q3. How satisfied are you with how this product feels on your skin after treatment?  Q2. How satisfied are you with how easy this product is to use?  * Based on observed cases of subjects who completed 52 weeks of FMX-101 therapy  Q1. Overall, how satisfied are you with this product?

 FMX-101 Phase 3 Results Summary  21  Double-Blind Efficacy Results[12 Weeks]Totality of efficacy results for FMX101 in Ph3 are positive, with inconsistent results found in only one endpoint (IGA 0/1 Treatment Success in Study 04) Pooled analysis of IGA 0/1 Treatment Success is statistically significant % Change in inflammatory lesion count is statistically significant in Study 04 and Study 05 at all timepoints (beginning at Week 3)Non-inflammatory lesion count reduction at Week 12 is statistically significant in Study 04 and Study 05   Open-Label Safety Results [52 Weeks]The safety of FMX-101 for the treatment of moderate to severe acne vulgaris up to 52 weeks has been demonstrated Application site adverse events occurred in <2% of all subjects in the overall safety population No serious drug-related adverse events were reported and no subjects discontinued from the study due to a serious adverse event>95% of subjects had “none” or “mild” signs and symptoms at the assessment of dermal tolerability at Week 52Overall high level of patient satisfaction with FMX101 FMX101 appears to be generally safe and well tolerated

FMX101 3rd Phase 3 Study Design

Study FX2017-22

12-week, randomized, double-blind, vehicle controlled, in subjects with moderate-to-severe acne



Double-blinded Study (-22)
Randomized (1:1), double-blind
N=1,500
Minocycline Foam 4%
Foam vehicle
Week 3
Week 6
Week 9
Week 12
(End of treatment)

- **1 US Study, 1,500 subjects, ~80 sites, ≥9 years of age**
- **Self-apply, once daily, for 12 weeks**
- **Inclusion Criteria**
  - At least 20 inflammatory and 25 non-inflammatory lesions
  - IGA 6 point scale – Moderate to Severe (Grade 3 or 4)
- **Co-primary Efficacy Endpoints:**
  1. Mean change from baseline in inflammatory lesion count
  2. Proportion of subjects with IGA scores of "Clear" or "Almost Clear", with improvement of at least 2 grades from baseline
- **Safety Evaluations:** AEs, physical exams, vitals, dermal tolerability, erythema assessments, labs

Topline results expected Mid-2018

22

 FMX103  Topical Minocycline Foam For Moderate-to-Severe Rosacea  23

foamix®
Pharmaceuticals

Rosacea

- **Chronic acneiform disorder affecting both the skin and the eye**
- **Affects ~ 16 million adults in the US[1]**
  - Typical age of onset for rosacea – 30-60
  - More common in Caucasian population
- **Impact on Quality of Life[2]**
  - **"Devastating impact on emotional well being"**
  - **Low self esteem**
  - **Affects professional interactions**


Data on file – Foamix Ltd. Study FX2015-10.

- **2 primary subtypes[1]**
  - **Erythemato-telangiectatic** – facial flushing and redness
  - **Papulopustular** – acne-like papules and pustules (inflammatory lesions)

1. (1) National Rosacea Society. Rosacea Review; Winter 2010. http://www.rosacea.org/rr/2010/winter/article_1.php. Accessed May 16, 2016; (2) Wilkin J, *et al.* J Am Acad Dermatol. 2002;46:584-587.
2. Pathogenesis and Treatment of Acne and Rosacea, Zouboulis et al., Eds, 2014, p 743-747

24

 25  Market Leaders Rx Volume: ~3mm TRx(~2/3rds of Total Market - $$ & TRx)    Top Brands  $ USD  TRxs  1  METROGEL/METRONIDAZOLE All forms, Galderma & Generics  $255,414,358  1,350,300  2  ORACEA2Doxycyline, Galderma  $219,689,492  338,160  3  FINACEA2Azelaic Acid, Bayer  $148,738,638  520,061  4  SOOLANTRAIvermectin, Galderma  $102,465,519  334,932  5  MINOCYCLINE (oral)Valeant & Generics  $43,585,959  439,525  6  MIRVASO2Brimonidine, Galderma  $40,517,131  99,378  Total Market $ Potential: ~$1.1 billion(Approximately 16 million people)  Rosacea – the US Market (2016)Undifferentiated Market with Limited Competition   Current Market (United States)1        US Dollars  TRxs  Oral antibiotics  $270 million  1.1 mm  Topical drugs  $830 million  3.6 mm  Total  $1.1 billion  4.7 mm  Symphony Health Services PHAST: 2016 Market Data (accessed 1.24.17), weighted values, rosacea usageSelect brands, unweighted values (>75% rosacea usage)

foamix Pharmaceuticals

Phase 2 Clinical Study Design

12-week, randomized, double-blind, dose range-finding study in subjects with moderate-to-severe papulopustular rosacea


Randomized (1:1:1), double-blind
N=233
Follow Up
• Minocycline foam 1.5%
• Minocycline foam 3%
• Foam Vehicle
Once daily, in the evening, for 12 weeks
Week: 0 1 2 4 6 8 10
Week 12
(End of treatment)
Week 16

- **Inclusion criteria**
  - At least 12 papules and/or pustules
  - Investigator's Global Assessment (IGA): Moderate-to-Severe
- **Efficacy endpoints**
  - Absolute change in inflammatory lesion count at Week 12 compared to Baseline
  - Investigator's Global Assessment – IGA
    - **Proportion of subjects with IGA improvement of ≥2 grades**
    - **Proportion of subjects with IGA scores of "Clear" / "Almost Clear"**
- **Safety & tolerability**

26

foamix®
Pharmaceuticals

FMX103 – Phase 2 Efficacy Results

Clinically and statistically significant lesion reduction and IGA score

% Reduction of Papules & Pustules



% Reduction of Papules & Pustules
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
0
2
4
6
8
10
12
Weeks
FMX103 1.5% (N=79)
FMX103 3% (N=75)
Vehicle (N=78)
−29.7%
−55.5%
−61.4%
†
*

IGA = "Clear" or "Almost Clear" (Score of 0-1) and Improvement ≥2 Grades



% Subjects with IGA = 0-1
40%
35%
30%
25%
20%
15%
10%
5%
0%
P=.001
P<.05
25.3%
17.3%
7.7%
FMX103 1.5%
FMX103 3%
Vehicle

- No statistically significant difference between 1.5% and 3% doses
- Based on these results, FMX103 1.5% has been selected for further development

ANCOVA; multiple imputation method
‡P<.05; †P<.01; *P<.001

IGA Scale: 0=Clear; 1=Almost Clear; 2=Mild; 3=Moderate; 4=Severe
ITT Population; Cochran–Mantel–Haenszel test; multiple imputation method

27

 28  Rosacea Phase 2 Efficacy Results   Visible Effects on Moderate-to-Severe Rosacea Subjects  Data on file – Foamix Ltd. Study FX2015-10.  Baseline Visit  Week-12 Visit

 Rosacea Phase 2 Safety Results  29  Drug-related skin reactions (AEs):A total of 4 subjects discontinued the study due to an adverse event (3 in the 3% group and 1 in the vehicle group)No SAEs or drug-related systemic adverse events were reported FMX103 – Generally Safe and Well Tolerated  No. Subjects   FMX103 1.5%  FMX103 3%  Vehicle  Eczema of face   0  1  1  Skin exfoliation/scaling  0  1  0  Erythema  0  0  1  Pruritus  0  0  1  Scab/Crust in treatment area  0  0  1  Skin burning  0  0  1  Worsening of Rosacea   0  2  0

foamix
Pharmaceuticals

FMX103 Phase 3 Study Design

Studies FX2016-11, FX2016-12 & FX2016-13

12-week, randomized, double-blind, vehicle controlled, in subjects with moderate-to-severe papulopustular rosacea; followed by 9 month open label


Double-blinded Study (-11,-12)
Randomized (2:1), double-blind
N=750 (X2)
Minocycline Foam 1.5%
Foam vehicle
Open Label Safety Extension Study (-13)
Subjects who complete one of the randomized, Phase 3 studies may enter the open-label study
Minocycline foam 1.5% – 9 months of treatment
Week 2
Week 4
Week 8
Week 12 (End of treatment)
12 Months

- **2 US Double-blinded Studies, ~80 sites, 750 subjects per study (N=1,500 subjects), ≥18 years of age**
- **Self-apply, once daily, for 12 weeks**
- **Inclusion Criteria**
  - 15 to 75 inflammatory lesions
  - IGA 5 point scale – Moderate to Severe (Grade 3 or 4)
- **Co-primary Efficacy Endpoints:**
  1. Mean change from baseline in inflammatory lesion count
  2. Proportion of subjects with IGA scores of "Clear" or "Almost Clear", with improvement of at least 2 grades from baseline
- **Safety Evaluations:** AEs, physical exams, vitals, dermal tolerability, erythema assessments, labs

Topline results expected Mid-2018

30

Planned Milestones  31  TLR (Studies 04 & 05)  Mar 27      3rd Ph3 DB (Study 22)    Ph3 LTS    3rd Ph3 TLR    NDA    PDUFA    Ph3 DB (Studies 11 & 12)     Ph3 TLR (DB)    Ph3 LTS    NDA     PDUFA  2017  2020    H12017  H2  H12018  H2  H12019  H2  H12020  H2  FMX101, 4% (Acne)  FMX103, 1.5% (Rosacea)  TLR = Topline Results*Actual timelines may vary

 Collaborations  Development and licensing agreements with pharmaceutical companiesEach license agreement is product specific (Licensee’s drug) Licensed products are currently in preclinical, Phase 2, Phase 3 and commercial stagesFoamix owns the IP for the drug delivery platformFoamix retains the rights to develop products for the same indications using our foam technology in conjunction with other drugs  32  Upfront payments, contingent payments and royalties on sales of products that are commercializedTotal of $27.1 million cumulative revenues as of September 30, 2017Recurring royalties since Q4, 2015   Revenues

 Strong Financial Position  33  Net proceeds: US $42.3 millionPrice per share: US $6.00  IPO – September 2014  Net proceeds: US $64.2 millionPrice per share: US $9.30  Follow-on offering, April 2015  Cash, cash equivalents and investments: US $89.4 millionNet cash used in operating activities YTD US $41.6 millionExisting cash provides sufficient financial runway to finance our clinical and business operations, into 2019  Cash position as of September 30, 2017  Net proceeds: US $54.1 millionPrice per share: US $9.50  Follow-on offering, September 2016

 Nasdaq: FOMXJanuary 2018